D.A. Davidson & Co. Fifth Annual Engineering & Construction Conference San Francisco, California September 21, 2006

Certain statements made by us in this presentation that are not historical facts or that related to our future plans, expectations, events or performance are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. Forward-looking statements involve a number of risks and uncertainties including, but not limited to, the risks described under the heading "Risk Factors" in our filings with the Securities and Exchange Commission. All forward-looking statements are qualified by these risks and uncertainties. We undertake no obligation to update the information contained in any forward-looking statements unless required by law. All statements made by us in this presentation are further qualified in all respects by the information disclosed in our filings with the Securities and Exchange Commission. Cautionary Note about Forward-Looking Statements

Introduction David R. Helwig President & Chief Executive Officer Senior Vice President & Chief Financial Officer Terence R. Montgomery

Introduction

Leading provider of design, engineering, construction and maintenance services for utility and industrial infrastructure What We Do... Electric Power Transmission lines Substations Distribution lines Industrial Natural Gas Distribution lines Transmission facilities Telecommunications Leasing access to dark-fiber Infrastructure construction and maintenance services LTM 6/30/06 Revenue by End Markets Telecommunications 12% Natural Gas 29% 56% Electric Power 3% Other Total Revenue = $929 million

Industry trends support long-term growth opportunity Inadequacy of current electric transmission infrastructure Enactment of the Energy Policy Act of 2005 Increased outsourcing of infrastructure services Environmental regulations drive spending An industry leader with comprehensive capabilities and national footprint One of a few specialty contractors capable of large EHV transmission projects Distinct, high-return on capital telecom business Increasing demand for high-bandwidth communications infrastructure Attractive revenue mix: balance of recurring and project based revenues Strong backlog with high revenue visibility and improving mix of work Investment Highlights

Leading Specialty Contractor A leading utility infrastructure service provider with strong presence in attractive market sub-segments Transmission Electric Power Natural Gas ??? ??? ? ? ??? * ??? ? ??? ? ? ?? ? - ? ? ? - - - ? ? ?? - ? ??? - - ? - - ??? - No Presence ??? Strong Presence Telecom Distribution Substations Transmission Distribution Note: Market presence based on management estimates. * Distinct Model

Industry Overview

Deals 1999 358 2000 1032 2001 1020 2002 1494 2003 1990 2004 2312 2005 2397 Source: Edison Electric Institute and Energy Information Administration ("EIA"). Note: 1965 blackout was the 2nd largest in history. Source: North American Electricity Reliability Council. Transmission Infrastructure Requires Upgrade Historical Underinvestment in Transmission Infrastructure Historical Transmission Loading Relief Log Number of TRLs Level 2 or Higher Transmission Construction Spending (real 2003 $ in billions) Electricity Generation Capacity (in MW) Transmission Spending Electricity Generation Capacity Deals Schmeals 1949 0 0 1958 0 0 1967 0 0 1976 0 0 1985 0 0 1994 0 0 2003 0 0 1965 Blackout CA Blackout East Coast Blackout

Transmission Bottlenecks are Widespread

Interconnection systems are heavily congested: widespread need for development



Bonneville Power Authority
PowerUp Wisconsin
Northeast Interconnect
Path 15
Recent InfraSource projects
Kendall-Cagnon

Source: U.S. Department of Energy and Electric Reliability Council of Texas.

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Utilities Plan to Increase Transmission Investment (real $2003 in billions, except Newton-Evans estimates) Historical and Projected Transmission Spending The Handy-Whitman Index of Public Utility Construction Costs used to adjust for inflation from year to year. Data represents shareholder-owned electric utilities. Planned total industry expenditures estimated from 95% response rate to EEI's Electric Transmission Capital Budget & Forecast Survey as of May 2005 (before the Energy Policy Act of 2005). Actual expenditures from EEI's Annual Property & Plant Capital Investment Survey and FERC Form 1s. The 2004 and 2005 spending estimates are in nominal $ and from Newton-Evans Market Trends Digest (1st Quarter 2006 edition). Utilities are planning a 60% increase in expenditures Deals 1999 2.585 2000 3.614 2001 3.704 2002 3.785 2003 4.107 2004 4.567 4.519 2005 5.678 5.6 2006 6.041 2007 6.141 2008 6.111 Planned Actual Planned / Estimated (Est) (Est)

NERC Projecting Significant Regional Investments 6,036 Miles of new Transmission Lines planned for installation in the U.S. through 2009 26% is Southeastern U.S. 38% is Western U.S. 2005-2009 total new line mile additions ~20% higher versus prior assessment Source: NERC Source: NERC 2005 Long-Term Reliability Assessment (Sept 2005) NERC data covers ~ 55% of the new transmission market (does not include: transmission below 230kV, reconductoring, or maintenance)

Energy Policy Act of 2005 Supports Increased Spending Repeal of Public Utility Holding Company Act (PUHCA) Mandatory reliability rules with federal oversight Economic incentives for infrastructure investment Facilitates private investment to supplement public funds Federal permitting and siting authority for transmission lines Increased investments in electric power infrastructure Tax, cost recovery benefits for LNG, renewables, refineries, generation Implementation progress continues as planned

Recent Electric Transmission Developments Federal Energy Regulatory Commission (FERC) issued final rules regarding: Long-term transmission rights Incentive rates for transmission Certification of an electric reliability organization (NERC) Focus on tighter standards and ensuring compliance FERC approved incentive rate plans for two proposed major transmission lines Allegheny Energy 300-mile, 500 kV line from Southwestern Pennsylvania to Maryland AEP 500-mil, 765 kV line from West Virginia to New Jersey DOE published National Electric Transmission Congestion Study (August 8, 2006) Critical congestion areas: Southern California and Coastal Mid-Atlantic Region Seeking comments on the national corridors of interest Frequent announcements of transmission expansion plans by utilities and regional planning organizations PJM upgrades of $1.7B California ISO approval of 3 projects WAPA/Tri-State planning 600 miles Minnesota utilities planning 600 miles Renewable portfolio standards and Energy Act of 2005 provisions are fostering wind power growth and related transmission investment

Summer 2006 Peak Electric Power Developments Reliability and peak power events highlight infrastructure inadequacy: All 7 NERC control areas reported record demand during the week ending 7/22/06 Peak demands ranged from 0.9% to 4.5% higher than 2005 peak levels Regional Distribution Outages Experience: Queens, NY Stamford and Meriden, CT Cleveland, OH Los Angeles, CA and surrounding areas Record demands and system limitations resulted in: Voltage reductions Calls for conservation measures Load curtailments e.g., Stage 2 in Cal ISO and MISO Consideration of rolling blackouts 29 July 2006 It is not just temperature records that are being smashed by the nationwide heat wave; significant bits of America's electricity power- supply system are breaking too. Across the country, hundreds of thousands of people are being united in an air-conditioner-less, candlelit sweat... In Queens, several thousand New Yorkers have been without power for ten days. At one stage, 100,000 people were blacked out... Over in St Louis, Missouri, at one point last weekend, over 1m people were without electricity... Meanwhile in California, where occasional blackouts have long been a fact of life, over 1.5m people have suffered sporadic power cuts during some of the hottest days of the year. On July 24th, a power failure even briefly knocked out the fashionable online community MySpace, which is based in Los Angeles... It is tempting to draw a simple connection between the record temperatures and the record demand for electricity-on July 18th, America consumed more electricity in a single day than ever before- and conclude that the country's grid is unable to cope... "Although there have been no cascading blackouts reported, the strain on the country's electric system in times of high demand proves the need for new power plants that can increase supplies and new transmission investment to ensure that power can be shipped to consumers." - FERC Chairman (7/18/06)

50% of utility labor force is expected to retire by 2010 Utilities have increasingly outsourced to specialty contractors to supplement the shrinking internal workforce Customers are increasingly seeking to consolidate supplier relationships Utilities are Increasingly Outsourcing T&D Work Source: U.S. Bureau of Labor Statistics and EIA. Utility workforce has been reduced by 20% in the past decade Employees Electrical Production '93 410 2950 '94 390 3000 '95 380 3100 '96 370 3150 '97 365 3200 '98 360 3250 '99 355 3300 '00 350 3500 '01 350 3300 '02 350 3500 '03 330 3600 '04 315 3800 Shrinking Utility Workforce Employees (in thousands) Electric Production (kWH, in billions)

Company Overview

Bonneville Power Administration Electric Power End Market InfraSource is focused on specialized, high-margin services for key electric power customers across a broad geographic footprint InfraSource Footprint Transmission / Substation Focus InfraSource presence

Natural Gas End Market

InfraSource is a leading natural gas distribution contractor with comprehensive capabilities across a broad geographic footprint

- **Improving margins – InfraSource is renewing those contracts that meet its profitability standards**

Distribution Focus	InfraSource Footprint


City Gate
Substation
Substation
Gate Station
InfraSource Primary Focus
InfraSource Capabilities


InfraSource presence

Exelon · Consumers Energy Count on Us · CenterPoint Energy · DTE Energy · MGE · Xcel Energy

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Telecommunications End Market InfraSource's telecom capabilities are based on a distinct business model Builds, owns and leases point-to-point fiber connections Long-term lease contracts Construction does not begin until long-term lease is signed - limited risk Profitable business platform with strong EBITDA margins and cash flows Minimal maintenance capex requirements Construction services in selected markets

Seasoned management team with over 22 years of average experience Deep and Experienced Management Team CEO David Helwig 33 Years EVP, Electric Peter Walier 16 Years Director, Strategic Projects Martin Maslonka 19 Years Senior VP, CFO Terence Montgomery 20 Years Senior VP, Business Development Doug Link 30 Years Steve Reiten 32 Years Paul Daily 18 Years Larry Coleman 17 Years Steve Hicks 25 Years Fred Haag 8 Years Transmission Services Underground Services Damir Novosel 24 Years Technology

Financial Review

Attractive Financial Model Proven business model coupled with favorable industry dynamics position us for revenue and earnings growth Increased backlog and heightened bidding activity in targeted end markets Increasing mix of higher margin work Strong balance sheet with conservative leverage Sufficient liquidity and modest working capital requirements Balance of recurring and project based revenues

2003 2004 2005 LTM 6/30/06 FY06 Guidance Electric Power 289.968 353.4119 470.37 518.57 Other 10.356 25.702 28.453 26.753 Natural Gas 155.34 212.047 265.513 272.713 Telecommunications 62.136 51.405 101.191 110.491 950 Growth Revenue ($ in millions) $518 $643 $866 Revenue by End Market Electric Power Natural Gas Other Telecommunications $929 $940 - 960 24% 35% 9%-11%

Quarter-over-quarter revenue growth of 11% EBITDA as adjusted increased from $8.5 million to $22.5 million Q2 2006 Review Q2 2005 Q2 2006 Revenue 231.67 258.027 Revenue ($ in millions) Q2 2005 Q2 2006 EBITDA 8.548 22.526 EBITDA as adjusted (1) CAGR = 11% ($ in millions) CAGR = 164% 1. Please refer to slide 30 for a reconciliation of our non-GAAP financial measures to net income (loss).

Financial Performance LTM EBITDA as Adjusted Margin(1) increased 150 bp to 8.4% versus 2005 Improved work mix Strong operating performance Improving natural gas operations Goal to increase operating margins towards 10% Increased mix of high voltage electric work and dark fiber leasing Pricing power in transmission services Productivity improvements in natural gas operations Consistent project performance Leverage on SG&A with growth Can be impacted by shift to EPC work 1. Please refer to slide 30 for a reconciliation of our non-GAAP financial measures to net income (loss).

Actual 6/30/06 Strong Balance Sheet Our solid financial position is a key competitive advantage in bidding for large infrastructure contracts ($ in millions) Cash $20.5 Revolver 75.1 Total Debt $75.1 Shareholders' Equity $314.1 Total Capitalization $389.2 LTM EBITDA as Adjusted $77.6 Total Debt / LTM EBITDA as Adjusted Net Debt / LTM EBITDA as Adjusted Total Debt / Total Capitalization 1.0x 0.7x 19.3% (1) Lowers overall interest rate Provides expanded liquidity Accordion option to increase to $350 million Executed new $225 million Senior Secured Credit Facility on June 30, 2006: 1. Please refer to slide 30 for a reconciliation of our non-GAAP financial measures to net income (loss).

2003 2004 2005 Q2 06 Transmission 125 160 184 214.7 Substation 50 101 124 136.5 Other Electric 79 93 45 88.1 Telecommunications 107 170 233 221.4 2003 2004 2005 Q2 06 Natural Gas 336 387 284 247.4 Backlog Provides Strong Revenue Visibility Backlog is increasing in strategic segments of the market ($ in millions) Electric Power & Telecommunications Transmission, Substation and Telecommunications Natural Gas backlog continues to decline: Natural Gas Timing of MSA renewal cycle Exited contracts below profitability standards ($ in millions) CAGR: 33.8% CAGR: 49.4% CAGR: 24.2% ($ in millions)

Key to Success InfraSource is one of a few specialty contractors with the scope and scale to capitalize on favorable industry trends Proven Track Record Exceptional Safety Record Skilled & Variable Labor Force Access to Bonding National Scope Pricing Opportunity Established Customer Relationships Breadth of Services

Appendix

Reconciliation of Non-GAAP Financial Measures Please refer to our filings with the Securities and Exchange Commission for the Company's financial statements for the periods indicated above.